[LOGO] Tri-Continental Corporation

                        AN INVESTMENT YOU CAN LIVE WITH

                                                                     Prospectus
                                                                    May 3, 2004
                                100 Park Avenue
                              New York, NY 10017
                    New York City Telephone (212) 682-7600
                      Toll-Free Telephone (800) 874-1092
     For Retirement Plan Information -- Toll-Free Telephone (800) 445-1777

   Tri-Continental Corporation is a diversified, closed-end investment company--a publicly traded investment fund. The Corporation's Common Stock is traded on the New York Stock Exchange under the symbol "TY." The closing market price of the Common Stock on April 2, 2004 was $17.33 per share.

   The Corporation invests primarily for the longer term, and over the years the Corporation's objective has been to produce future growth of both capital and income while providing reasonable current income. Common stocks have made up the bulk of investments. However, assets may be held in cash or invested in all types of securities. See "Investment Objective and Other Policies and Related Risks." No assurance can be given that the Corporation's investment objective will be realized. The Corporation's manager is J. & W. Seligman & Co. Incorporated.

   This Prospectus applies to all shares of Common Stock purchased under the Corporation's various Investment Plans. See "Investment Plans and Other Services." The shares of Common Stock covered by this Prospectus also may be issued from time to time by the Corporation to acquire the assets of personal holding companies, private investment companies or publicly owned investment companies. See "Issuance of Shares in Connection with Acquisitions."

   This Prospectus sets forth concisely the information that a prospective investor should know about the Corporation before investing. Investors are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Corporation, including a Statement of Additional Information ("SAI") dated May 3, 2004, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing or calling the Corporation at the address or telephone numbers listed above. The SAI is dated the same date as this Prospectus and is incorporated herein by reference in its entirety. The table of contents of the SAI appears on page 27 of this Prospectus. In addition, copies of the 2003 Annual Report to Stockholders of the Corporation will be furnished, without charge, to investors requesting copies of the SAI. The 2003 Annual Report contains financial statements of the Corporation for the year ended December 31, 2003, which are incorporated by reference into the SAI. The Securities and Exchange Commission maintains a web site (www.sec.gov) that contains the SAI, material incorporated by reference, and other information filed electronically by the Corporation.

   THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER APPROVED NOR DISAPPROVED THESE SECURITIES, AND IT HAS NOT DETERMINED THIS PROSPECTUS TO BE ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                                                   Common Stock
                                                               ($.50 par value)

CETRI 1 5/04

                               TABLE OF CONTENTS

                                            PAGE                                           PAGE
                                            ----                                           ----
Summary of Corporation Expenses............   3  Computation of Net Asset Value...........  19
Prospectus Summary.........................   4  Dividend Policy and Taxes................  20
The Corporation............................   5  Investment Plans and Other Services......  22
Financial Highlights.......................   6  Issuance of Shares in Connection with
Capitalization at March 31, 2004...........   9    Acquisitions...........................  26
Trading and Net Asset Value Information....   9  Table of Contents of the Statement of
Investment Objective and Other Policies and        Additional Information.................  27
  Related Risks............................  10  Authorization Form for Automatic Dividend
Management of the Corporation..............  13    Investment and Cash Purchase Plan......  28
Description of Capital Stock...............  18  Authorization Form for Automatic Check
Description of Warrants....................  19      Service................................29

                        SUMMARY OF CORPORATION EXPENSES

   The following table illustrates the expenses and fees that the Corporation expects to incur and that you can expect to bear as a stockholder of the Corporation.

 STOCKHOLDER TRANSACTION EXPENSES
    Automatic Dividend Investment and Cash Purchase Plan Fees........     /(1)/
 ANNUAL EXPENSES FOR 2003 (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE
   TO COMMON STOCK)
    Management Fees.................................................. 0.41%
    Other Expenses/(2)/.............................................. 0.29%
                                                                      ----
        Total Annual Expenses........................................ 0.70%
                                                                      ====

--------
/(1)/ Stockholders participating in the Corporation's investment plans pay a maximum $2.00 fee per transaction. See "Investment Plans and Other Services--Automatic Dividend Investment and Cash Purchase Plan" for a description of the investment plans and services.
/(2)/ Based on actual expenses incurred in 2003.

   The following example illustrates the costs you would pay on a $1,000 investment, assuming a 5% annual return:

                                             1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                             ------ ------- ------- --------
    Tri-Continental Corporation Common Stock   $7     $22     $39     $87

   The purpose of the table above is to assist you in understanding the various costs and expenses you will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see "Management of the Corporation" and "Investment Plans and Other Services--Automatic Dividend Investment and Cash Purchase Plan."

   The example does not represent actual or anticipated costs, which may be more or less than those shown. Moreover, the Corporation's actual rate of return may be more or less than the hypothetical 5% return shown in the example.

                              PROSPECTUS SUMMARY

   The following is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.

   This Prospectus applies to shares of Common Stock of the Corporation. The Corporation invests primarily for the longer term and has no Charter restrictions with respect to such investments. Over the years the Corporation's objective has been to produce future growth of both capital and income while providing reasonable current income. There can be no assurance that this objective will be achieved. While common stocks have made up the bulk of investments, assets may be held in cash or invested in all types of securities in whatever amounts or proportions J. & W. Seligman & Co. Incorporated (the "Manager") believes best suited to current and anticipated economic and market conditions. These may include preferred stock, debt securities, repurchase agreements, options, illiquid securities and securities of foreign issuers, each of which could involve certain risks. See "Investment Objective and Other Policies and Related Risks."

    The Manager manages the investment of the assets of the Corporation and administers its business and other affairs pursuant to a Management Agreement approved by the Board of Directors and the stockholders of the Corporation. The Manager also serves as manager of twenty-two other U.S. registered investment companies which, together with the Corporation, make up the "Seligman Group of Funds." The aggregate assets of the Seligman Group of Funds at March 31, 2004 were approximately $13.1 billion. The Manager also provides investment management or advice to institutional and other accounts having a value at March 31, 2004 of approximately $8.3 billion. The Manager's fee is based in part on the average daily net assets of the Corporation. The management fee rate for 2003 was equivalent to 0.41% of the Corporation's average daily net investment assets. See "Management of the Corporation."

   Shares of Common Stock covered by this Prospectus may be purchased from time to time by Seligman Data Corp. ("SDC"), the Plan service agent for Automatic Dividend Investment and Cash Purchase Plans, Individual Retirement Accounts ("IRAs"), Retirement Plans for Self-Employed Individuals, Partnerships and Corporations, the J. & W. Seligman & Co. Incorporated Matched Accumulation Plan and the Seligman Data Corp. Employees' Thrift Plan (collectively, the "Plans"), as directed by participants, and may be sold from time to time by the Plan service agent for participants in Systematic Withdrawal Plans. See "Investment Plans and Other Services." Shares will be purchased for the Plans on the New York Stock Exchange or elsewhere when the market price of the Common Stock is equal to or less than its net asset value, and any brokerage commissions applicable to such purchases will be charged pro rata to the Plan participants. Shares will be purchased for the Plans from the Corporation at net asset value when the net asset value is lower than the market price, all as more fully described in this Prospectus.

   On November 20, 2003, the Board of Directors authorized the renewal of the Corporation's ongoing share repurchase plan. The program authorizes the Corporation to repurchase over a 12-month period up to 5.0% of its then outstanding Common Stock, provided that the excess of net asset value of a share of Common Stock over its market price remains greater than 10%. The shares repurchased under this program are cancelled increasing the number of authorized but unissued shares available for issuance to participants in the Plan. The stock repurchase program seeks, among other things, to moderate the growth in the number of shares outstanding, increase the net asset value of the Corporation's outstanding shares, reduce the dilutive impact on stockholders who do not take capital gains distributions in additional shares and increase the liquidity of the Corporation's Common Stock in the marketplace. Shares acquired by the Corporation from participants in the Systematic Withdrawal Plan and other stockholder plans, as well as shares purchased for the Corporation in the open market to meet demand under the Automatic Dividend and Cash Purchase Plan, are counted towards the repurchase limit under the program. For the 12-month period ended November 20, 2003, the Corporation repurchased 7.7 million shares, equivalent to 6.2% of the outstanding stock at November 21, 2002.

                                THE CORPORATION

   The Corporation is a Maryland corporation formed in 1929 by the consolidation of two predecessor corporations. It is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified management investment company of the closed-end type. The Corporation's Common Stock is listed on the New York Stock Exchange under the symbol "TY." The average weekly trading volume on that and other exchanges during 2003 was 369,034 shares. The Corporation's Common Stock has historically been traded on the market at less than net asset value. As of March 31, 2004, the Corporation had 116,869,051 shares of Common Stock outstanding and net assets attributable to Common Stock of $2,348,833,376.

                             FINANCIAL HIGHLIGHTS

   The Corporation's financial highlights for the years presented below have been audited by Deloitte & Touche LLP, independent auditors. This information, which is derived from the financial and accounting records of the Corporation, should be read in conjunction with the financial statements and notes contained in the Corporation's 2003 Annual Report, which may be obtained from the Corporation as provided on the cover page of this Prospectus.

   "Per share operating performance" data is designed to allow you to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value so that you can understand what effect the individual items have on your investment, assuming it was held throughout the year. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, using average shares outstanding.
                                         PER SHARE OPERATING PERFORMANCE, TOTAL
                                                   (FOR A SHARE OF COMMON STOCK

                                                                           ------------------------------------------------
                                                                              2003         2002         2001         2000
                                                                           ----------  ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........................................ $    15.72  $    21.69   $    25.87   $    32.82
                                                                           ----------  ----------   ----------   ----------
Net investment income.....................................................       0.18        0.25         0.32         0.35
Net realized and unrealized investment gain (loss)........................       3.84       (5.95)       (3.02)       (3.25)
Net realized and unrealized gain (loss) from foreign currency transactions         --          --           --           --
                                                                           ----------  ----------   ----------   ----------
Increase (decrease) from investment operations............................       4.02       (5.70)       (2.70)       (2.90)
Dividends paid on Preferred Stock.........................................      (0.02)      (0.01)       (0.01)       (0.02)
Dividends paid on Common Stock............................................      (0.17)      (0.26)       (0.28)       (0.33)
Distribution from net gain realized.......................................         --          --        (1.11)       (3.30)
Issuance of Common Stock in gain distributions............................         --          --        (0.08)       (0.40)
Issuance of Common Stock upon Warrant exercise*...........................         --          --           --           --
                                                                           ----------  ----------   ----------   ----------
Net increase (decrease) in net asset value................................       3.83       (5.97)       (4.18)       (6.95)
                                                                           ----------  ----------   ----------   ----------
Net asset value, end of year.............................................. $    19.55  $    15.72   $    21.69   $    25.87
                                                                           ==========  ==========   ==========   ==========
Adjusted net asset value, end of year*.................................... $    19.51  $    15.69   $    21.65   $    25.82
Market value, end of year................................................. $    16.40  $    13.25   $    18.75   $  21.1875
TOTAL INVESTMENT RETURN:
Based upon market value...................................................      25.24%     (28.18)%      (5.22)%     (11.56)%
Based upon net asset value................................................      25.84%     (26.35)%     (10.20)%      (8.29)%
RATIOS AND SUPPLEMENTAL DATA:**
Expenses to average net investment assets.................................       0.68%       0.67%        0.59%        0.54%
Expenses to average net assets for Common Stock...........................       0.70%       0.68%        0.60%        0.54%
Net investment income to average net investment assets....................       1.03%       1.29%        1.36%        1.10%
Net investment income to average net assets for
 Common Stock.............................................................       1.05%       1.31%        1.37%        1.11%
Portfolio turnover rate...................................................     138.65%     152.79%      124.34%       54.13%
Net investment assets, end of year (000s omitted):
  For Common Stock........................................................ $2,310,999  $1,958,295   $2,873,655   $3,458,009
  For Preferred Stock.....................................................     37,637      37,637       37,637       37,637
                                                                           ----------  ----------   ----------   ----------
Total net investment assets............................................... $2,348,636  $1,995,932   $2,911,292   $3,495,646
                                                                           ==========  ==========   ==========   ==========

--------
*  Assumes the exercise of outstanding warrants. Warrant exercise terms were:
   December 29, 1993 to December 21, 1994--11.95 shares at $1.88 per share; December 22, 1994 to December 27, 1995--12.77 shares at $1.76 per share; December 28, 1995 to July 1, 1996--13.54 shares at $1.66 per share; July 2, 1996 to December 20, 1996--13.79 shares at $1.63 per share; December 21, 1996 to July 1, 1997--14.69 shares at $1.53 per share; July 2,1997 to
   December 19, 1997--14.99 shares at $1.50 per share; December 20, 1997 to June 23, 1998--16.06 shares at $1.40 per share; June 24, 1998 to December 18, 1998--16.78 shares at $1.34 per share; December 19, 1998 to June 24, 1999--17.85 shares at $1.26 per share; June 25, 1999 to December 16, 1999--18.14 shares at $1.24 per share;

   The total investment return based on market value measures the Corporation's performance assuming you purchased shares of the Corporation at the market value as of the beginning of the year, invested dividends and capital gains paid as provided for in the Corporation's Automatic Dividend Investment and Cash Purchase Plan, and then sold your shares at the closing market value per share on the last day of the year. The computation does not reflect any sales commissions you may incur in purchasing or selling shares of the Corporation. The total investment return based on net asset value is similarly computed except that the Corporation's net asset value is substituted for the corresponding market value.

INVESTMENT RETURN, RATIOS AND SUPPLEMENTAL DATA
OUTSTANDING THROUGHOUT EACH YEAR)

YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------

       1999        1998        1997        1996        1995         1994
    ----------  ----------  ----------  ----------  ----------  ----------
    $    34.13  $    32.06  $    29.28  $    27.58  $    23.70  $    27.49
    ----------  ----------  ----------  ----------  ----------  ----------
          0.48        0.54        0.60        0.68        0.74        0.83
          2.90        7.01        6.94        4.84        6.14       (1.69)
            --        (.01)      (0.17)      (0.02)       0.03        0.02
    ----------  ----------  ----------  ----------  ----------  ----------
          3.38        7.54        7.37        5.50        6.91       (0.84)
         (0.02)      (0.02)      (0.02)      (0.02)      (0.02)      (0.03)
         (0.48)      (0.52)      (0.60)      (0.66)      (0.73)      (0.79)
         (3.79)      (4.28)      (3.45)      (2.72)      (2.01)      (1.90)
         (0.40)      (0.65)      (0.52)      (0.40)      (0.27)      (0.23)
            --          --          --          --          --          --
    ----------  ----------  ----------  ----------  ----------  ----------
         (1.31)       2.07        2.78        1.70        3.88       (3.79)
    ----------  ----------  ----------  ----------  ----------  ----------
    $    32.82  $    34.13  $    32.06  $    29.28  $    27.58  $    23.70
    ==========  ==========  ==========  ==========  ==========  ==========
    $    32.75  $    34.06  $    31.99  $    29.22  $    27.52  $    23.65
    $   27.875  $    28.50  $  26.6875  $   24.125  $   22.625  $   19.875
         12.57%      26.19%      27.96%      21.98%      27.95%      (5.07)%
         10.67%      25.80%      26.65%      21.45%      30.80%      (2.20)%
          0.56%       0.58%       0.60%       0.62%       0.63%       0.64%
          0.56%       0.58%       0.60%       0.63%       0.64%       0.65%
          1.36%       1.59%       1.80%       2.27%       2.71%       3.08%

          1.38%       1.60%       1.82%       2.31%       2.75%       3.14%
         42.83%      63.39%      83.98%      53.96%      62.28%      70.38%
    $4,109,863  $4,002,516  $3,391,816  $2,835,026  $2,469,149  $1,994,098
        37,637      37,637      37,637      37,637      37,637      37,637
    ----------  ----------  ----------  ----------  ----------  ----------
    $4,147,500  $4,040,153  $3,429,453  $2,872,663  $2,506,786  $2,031,735
    ==========  ==========  ==========  ==========  ==========  ==========

  December 17, 1999 to June 21, 2000--19.56 shares at $1.15 per share; June 22, 2000 to December 17, 2000--19.90 shares at $1.13 per share; December 18, 2000 to December 17, 2001--21.63 shares at $1.04 per share; and subsequently,
  22.50 shares at $1.00 per share.
**The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock for the years presented do not reflect the effect of dividends paid to Preferred Stockholders.

SENIOR SECURITIES -- $2.50 CUMULATIVE PREFERRED STOCK

   The following information is being presented with respect to the Corporation's $2.50 Cumulative Preferred Stock. The first column presents the number of Preferred shares outstanding at the end of each of the periods presented. Asset Coverage represents the total amount of net assets of the Corporation in relation to each share of Preferred Stock outstanding as of the end of the respective periods. The involuntary liquidation preference is the amount each share of Cumulative Preferred Stock would be entitled to upon involuntary liquidation of these shares.

                               YEAR-END  INVOLUNTARY AVERAGE DAILY
                                 ASSET   LIQUIDATION    MARKET
                  TOTAL SHARES COVERAGE  PREFERENCE      VALUE
             YEAR OUTSTANDING  PER SHARE  PER SHARE    PER SHARE
             ---- ------------ --------- ----------- -------------
             2003   752,740     $3,120       $50        $44.16
             2002   752,740      2,654        50         40.61
             2001   752,740      3,868        50         37.57
             2000   752,740      4,644        50         34.72
             1999   752,740      5,510        50         37.31
             1998   752,740      5,367        50         40.27
             1997   752,740      4,556        50         35.62
             1996   752,740      3,816        50         34.28
             1995   752,740      3,330        50         33.37
             1994   752,740      2,699        50         34.12

                       CAPITALIZATION AT MARCH 31, 2004

                                                                      AMOUNT HELD
                                                                     BY REGISTRANT
                                                                      OR FOR ITS
         TITLE OF CLASS              AUTHORIZED       OUTSTANDING       ACCOUNT
         --------------              ----------       -----------    -------------
$2.50 Cumulative Preferred Stock,
  $50 par value..................    1,000,000 shs.     752,740 shs.   -0- shs.
Common Stock,
  $0.50 par value................ 159,000,000 shs.* 116,869,051 shs.   -0- shs.
Warrants to purchase
  Common Stock...................       12,874 wts.      12,874 wts.   -0- wts.

--------
* 291,825 shares of Common Stock were reserved for issuance upon the exercise of outstanding Warrants.

                    TRADING AND NET ASSET VALUE INFORMATION

   The following table shows the high and low sale prices of the Corporation's Common Stock on the composite tape for issues listed on the New York Stock Exchange for each calendar quarter since the beginning of 2001 as well as the net asset values and the range of the percentage discounts to net asset value per share that correspond to such prices.

                                                              Corresponding
                                           Corresponding     Discount to Net
                         Market Price     Net Asset Value      Asset Value
                        ---------------   ---------------   ----------------
              2002       High      Low     High     Low      High       Low
              ----      ------   ------   ------   ------   ------    ------
              1st Q     $19.83   $18.38   $22.21   $20.65   (10.72)%  (10.99)%

              2nd Q      19.41    16.10    21.20    18.31    (8.44)   (12.07)
              3rd Q      15.99    12.95    17.92    14.90   (10.77)   (13.09)
              4th Q      14.83    12.68    16.58    14.42   (10.55)   (12.07)

              2003
              ----
              1st Q      14.11    12.27    16.60    14.32   (15.00)   (14.32)
              2nd Q      15.23    12.93    17.75    15.19   (14.20)   (14.88)
              3rd Q      15.64    14.54    18.37    16.90   (14.86)   (13.96)
              4th Q      16.40    15.21    19.55    17.90   (16.11)   (15.03)

              2004
              ----
              1st Q      17.69    16.40    20.56    19.52   (13.96)   (15.98)

   The Corporation's Common Stock has historically been traded on the market at less than net asset value. The closing market price, net asset value and percentage discount to net asset value per share of the Corporation's Common Stock on March 31, 2004 were $17.20, $20.10 and (14.43)%, respectively.

           INVESTMENT OBJECTIVE AND OTHER POLICIES AND RELATED RISKS

   The Corporation invests primarily for the longer term and has no Charter restrictions with respect to such investments. Over the years, the Corporation's investment objective has been to produce future growth of both capital and income while providing reasonable current income. There can be no assurance that this objective will be achieved. While common stocks have made up the bulk of investments, assets may be held in cash or invested in all types of securities, that is, in bonds, debentures, notes, preferred and common stocks, rights and warrants (subject to limitations as set forth in the SAI), and other securities, in whatever amounts or proportions the Manager believes best suited to current and anticipated economic and market conditions.

   The management's present investment policies, in respect to which it has freedom of action, are:

      (1) it keeps investments in individual issuers within the limits permitted diversified companies under the 1940 Act (i.e., 75% of its total assets must be represented by cash items, government securities, securities of other investment companies, and securities of other issuers which, at the time of investment, do not exceed 5% of the Corporation's total assets at market value in the securities of any issuer and do not exceed 10% of the voting securities of any issuer);
      (2) it does not make investments with a view to exercising control or management except that it has an investment in SDC;

      (3) it ordinarily does not invest in other investment companies, but it may purchase up to 3% of the voting securities of such investment companies, provided purchases of securities of a single investment company do not exceed in value 5% of the total assets of the Corporation and all investments in investment company securities do not exceed 10% of total assets; and

      (4) it has no fixed policy with respect to portfolio turnover and purchases and sales in the light of economic, market and investment considerations. The portfolio turnover rates for the ten fiscal years ended December 31, 2003 are shown under "Financial Highlights."

The foregoing investment objective and policies may be changed by management without stockholder approval, unless such a change would change the Corporation's status from a "diversified" to a "non-diversified" company under the 1940 Act.

   The Corporation's stated fundamental policies relating to the issuance of senior securities, the borrowing of money, the underwriting of securities of other issuers, the concentration of investments in a particular industry or groups of industries, the purchase or sale of real estate and real estate mortgage loans, the purchase or sale of commodities or commodity contracts, and the making of loans may not be changed without a vote of stockholders. A more detailed description of the Corporation's investment policies, including a list of those restrictions on the Corporation's investment activities which cannot be changed without such a vote, appears in the SAI. Within the limits of these fundamental policies, management has reserved freedom of action.

   REPURCHASE AGREEMENTS: The Corporation may enter into repurchase agreements with respect to debt obligations which could otherwise be purchased by the Corporation. A repurchase agreement is an instrument under which the Corporation may acquire an underlying debt instrument and simultaneously obtain the commitment of the seller (a commercial bank or a broker or dealer) to repurchase the security at an agreed upon price and date within a number of days (usually not more than seven days from the date of purchase). The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Corporation will make payment for such securities only upon physical delivery or evidence of book transfer to the account of the Corporation's custodian. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Corporation's ability to dispose of the underlying securities.

   ILLIQUID SECURITIES: The Corporation may invest up to 15% of its net investment assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended (the "1933 Act")) and other securities that are not readily marketable. The Corporation may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Corporation's Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the Board of Directors will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. This investment practice could have the effect of increasing the level of illiquidity in the Corporation, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

   FOREIGN SECURITIES: The Corporation may invest in commercial paper and certificates of deposit issued by foreign banks and may invest in other securities of foreign issuers directly or through American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers. ADRs and ADSs are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs and ADSs may be publicly traded on exchanges or over-the-counter in the United States and are quoted and settled in dollars at a price that generally reflects the dollar equivalent of the home country share price. EDRs and GDRs are typically issued by foreign banks or trust companies and traded in Europe. Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuers may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of securities represented by unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such receipts. The Corporation may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through Depositary Receipts or to commercial paper and certificates of deposit issued by foreign banks.

   LEVERAGE: Senior securities issued or money borrowed to raise funds for investment have a prior fixed dollar claim on the Corporation's assets and income. Any gain in the value of securities purchased or in income received in excess of the cost of the amount borrowed or interest or dividends payable causes the net asset value of the Corporation's Common Stock or the income available to it to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased or income received on them to below the asset or income claims of the senior securities or borrowed money causes the net asset value of the Common Stock or income available to it to decline more sharply than would be the case if there were no prior claim. Funds obtained through senior securities or borrowings thus create investment opportunity, but they also increase exposure to risk. This influence ordinarily is called "leverage." As of March 31, 2004, the only senior securities of the Corporation outstanding were 752,740 shares of its $2.50 Cumulative Preferred Stock, $50 par value. Based on its March 31, 2004 asset value, the Corporation's portfolio requires an annual return of 0.08% in order to cover dividend payments on the Preferred Stock. For a description of such payments, see "Description of Capital Stock." The following table illustrates the effect of leverage relating to presently outstanding Preferred Stock on the return available to a holder of the Corporation's Common Stock.

 Assumed return on portfolio
   (net of expenses).......................    -10%    -5%     0%    5%    10%
 Corresponding return to common stockholder -10.24% -5.16% -0.08% 5.00% 10.08%

   The purpose of the table above is to assist you in understanding the effects of leverage. The percentages appearing in the table do not represent actual or anticipated returns, which may be greater or less than those shown.

   OTHER RISKS: Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Corporation's net asset value and market price will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

   The Corporation may not invest 25% or more of its total assets in securities of companies in any one industry. The Corporation may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed to offer good investment opportunities. If an industry or economic sector in which the Corporation is invested falls out of favor, the Corporation's performance may be negatively affected.

   The Corporation's performance may be affected by the broad investment environment in the U.S. or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

   Foreign securities or illiquid securities in the Corporation's portfolio involve higher risk and may subject the Corporation to higher price volatility. Investing in securities of foreign issuers involves risks not associated with U.S. investments, including settlement risks, currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

   An investment in the Corporation is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                         MANAGEMENT OF THE CORPORATION

   THE MANAGER: In accordance with the applicable laws of the State of Maryland, the Board of Directors provides broad supervision over the affairs of the Corporation. Pursuant to a Management Agreement approved by the Board and the stockholders, the Manager manages the investment of the assets of the Corporation and administers its business and other affairs. In that connection, the Manager makes purchases and sales of portfolio securities consistent with the Corporation's investment objective and policies.

   The Manager also serves as manager of twenty-two other U.S. registered investment companies of the Seligman Group of Funds. These other companies are:
Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Seligman LaSalle Real State Fund Series, Inc. Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New Technologies Fund II, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Time Horizon/Harvester Series, Inc. and Seligman Value Fund Series, Inc. The address of the Manager is 100 Park Avenue, New York, NY 10017. Mr. William C. Morris, Chairman of the Manager and Chairman of the Board of Directors and Chairman of the Corporation owns a majority of the outstanding voting securities of the Manager and is a controlling person of the Manager.

   As compensation for the services performed and the facilities and personnel provided by the Manager, the Corporation pays to the Manager promptly after the end of each month a fee, calculated on each day during such month, equal to the Applicable Percentage of the daily net assets of the Corporation at the close of business on the previous business day. The term "Applicable Percentage" means the amount (expressed as a percentage and rounded to the nearest one millionth of one percent) obtained by dividing (i) the Fee Amount by (ii) the Fee Base. The term "Fee Amount" means the sum on an annual basis of:

                        0.45 of 1% of the first $4 billion of Fee Base
                        0.425 of 1% of the next $2 billion of Fee Base
                        0.40 of 1% of the next $2 billion of Fee Base, and
                        0.375 of 1% of the Fee Base in excess of $8 billion.

The term "Fee Base" as of any day means the sum of the net assets at the close of business on the previous day of each of the investment companies registered under the 1940 Act for which the Manager or any affiliated company acts as investment adviser or manager (including the Corporation).

   The Corporation's portfolio is managed by the Manager's Core Investment Team, headed by Mr. Richard R. Schmaltz. Mr. Schmaltz is a Managing Director and
Chief Investment Officer of the Manager and is Vice President and Portfolio Manager of the Corporation. Mr. Schmaltz is also Vice President and Portfolio Manager of Seligman Common Stock Fund, Inc. and Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc., as well as Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Common Stock Portfolio and Co-Portfolio Manager of its Seligman Income and Growth Portfolio. Prior to his early retirement in 2001, Mr. Schmaltz was a Managing Director of the Manager as well as the Manager's Director of Investments.

   The Corporation pays all its expenses other than those assumed by the Manager, including brokerage commissions, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates, expenses of printing and distributing prospectuses, expenses of printing and distributing reports, notices and proxy materials to stockholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of stockholders' meetings, expenses of corporate data processing and related services, stockholder record-keeping and stockholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Corporation not employed by the Manager or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

   The Management Agreement provides that it will continue in effect until December 29 of each year if such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Corporation and by a vote of a majority of Directors who are not parties to the Management Agreement or interested persons of any such party) and if the Manager shall not have notified the Corporation at least 60 days prior to December 29 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Corporation, without penalty, on 60 days' written notice to the Manager and will terminate automatically in the event of its assignment.

FREQUENTLY ASKED QUESTIONS ABOUT REGULATORY MATTERS

   In response to recent developments regarding disruptive and illegal trading practices in the mutual fund industry, the following discussion has been prepared to provide shareholders with important information.

   For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1.  HAVE ANY SELIGMAN EMPLOYEES ENGAGED IN IMPROPER TRADING?

A. The Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.

Q2. DOES SELIGMAN HAVE ANY POLICIES RELATING TO EMPLOYEE INVESTMENT IN THE SELIGMAN FUNDS?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3.  HAS SELIGMAN ENGAGED IN IMPROPER DISCLOSURE OF A FUND'S PORTFOLIO HOLDINGS?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest.

Q4. WHAT IS SELIGMAN'S POLICY WITH REGARD TO RECEIPT OF LATE TRADES (I.E., AFTER 4:00 PM EASTERN TIME)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

     The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.  WHAT IS SELIGMAN'S POLICY REGARDING MARKET TIMING?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.

Q6. IS SELIGMAN CONDUCTING AN INTERNAL INQUIRY INTO WHETHER IT OR ANY OF ITS PERSONNEL PARTICIPATED IN OR FACILITATED VIOLATIONS OF LAW OR INTERNAL POLICIES RELATING TO MARKET TIMING OR LATE TRADING?

A. Like other investment advisers, the Manager has conducted, and is continuing to conduct, an internal review with respect to market timing and late trading. In addition, the Manager is conducting a broader review of its compliance policies and procedures beyond those relating to market timing and late trading.

     The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds.

     Last September, the Manager had one market timing arrangement, a result of which frequent trading by a client was permitted to occur. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced later that month. Based on a review of the Manager's records for the past three years, the Manager identified three other market timing arrangements. All three had already been terminated prior to the end of September 2002.

     The results of the Manager's internal review have been presented to the Independent Directors of the Boards of the Seligman Funds. Although a review by the Independent Directors is not final, the Manager is confident that any financial impact of these arrangements on the Seligman Funds was minimal. If any Seligman Fund has incurred financial harm as a result of violations of law or internal policies by the Manager or its employees, the Manager will make restitution to that Fund. In addition, other measures have been and will be taken as appropriate, including disciplining employees.

Q7.  DOES SELIGMAN DISCLOSE ITS INTERNAL MARKET TIMING PROCEDURES?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.  WHAT NEW PRACTICES ARE BEING CONSIDERED TO PREVENT MARKET TIMING ABUSES?

A. Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9. IS SELIGMAN INVOLVED WITH ANY SEC INVESTIGATION RELATING TO MARKET TIMING OR LATE TRADING?

A. The SEC and the Attorney General of the State of New York are reviewing the matters discussed herein. In addition, the Manager has responded to an information request from the Securities Division of the Commonwealth of Massachusetts relating to an investigation of an unaffiliated third party. As always, the Manager will continue to cooperate fully with the SEC and state authorities.

Q10. DOES SELIGMAN HAVE ANY MARKET TIMING ARRANGEMENTS AT THE CURRENT TIME?

A. Seligman has none. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11. HAVE ANY OTHER MATTERS COME TO SELIGMAN'S ATTENTION IN THE COURSE OF ITS
     INTERNAL INQUIRY?

A. The Manager has also reviewed its practice of placing some of the Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. This is a common practice and permissible when done properly. Although the Manager believes that the execution of all such orders was consistent with its best execution obligations, the Manager may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager is confident that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than the Seligman Funds would otherwise have paid for comparable transactions.

     The Manager is conducting an investigation of these matters and is making interim reports to the Independent Directors of the Boards of the Seligman Funds, who will determine any appropriate measures to be taken. In October 2003, the Manager ceased placing Fund orders to buy and sell portfolio securities with brokerage firms in recognition of their Fund sales. The Manager is also responding to information requests from the SEC relating to Seligman's use of revenue sharing and fund portfolio brokerage commissions. As always, the Manager will continue to cooperate with the SEC.

Q12. HAVE ANY EMPLOYEES BEEN DISCIPLINED IN CONNECTION WITH THE MANAGER'S
     OVERALL INTERNAL REVIEW?

A. One employee has left Seligman. Other disciplinary measures will be taken as appropriate.

                         DESCRIPTION OF CAPITAL STOCK

   (a) DIVIDEND RIGHTS: Common Stockholders are entitled to receive dividends only if and to the extent declared by the Board of Directors and only after (i) such provisions have been made for working capital and for reserves as the Board may deem advisable, (ii) full cumulative dividends at the rate of $0.625 per share per quarterly dividend period have been paid on the Preferred Stock for all past quarterly periods and have been provided for the current quarterly period, and (iii) such provisions have been made for the purchase or for the redemption (at a price of $55 per share) of the Preferred Stock as the Board may deem advisable. In any event, no dividend may be declared upon the Common Stock unless, at the time of such declaration, the net assets of the Corporation, after deducting the amount of such dividend and the amount of all unpaid dividends declared on the Preferred Stock, shall be at least equal to $100 per outstanding share of Preferred Stock. The equivalent figure was $3,170.38 at March 31, 2004.

   (b) VOTING RIGHTS: The Preferred Stock is entitled to two votes and the Common Stock is entitled to one vote per share at all meetings of stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the Preferred Stockholders are entitled, voting separately as a class to the exclusion of Common Stockholders, to elect two additional directors, such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a designated portion of all the shares or of the shares of each class, such action shall be effective if taken or authorized by the affirmative vote of a majority of the aggregate number of the votes entitled to vote thereon, except that a class vote of Preferred Stockholders is also required to approve certain actions adversely affecting their rights. Any change in the Corporation's fundamental policies may also be authorized by the vote of 67% of the votes present at a meeting if the holders of a majority of the aggregate number of votes entitled to vote are present or represented by proxy.

   Consistent with the requirements of Maryland law, the Corporation's Charter provides that the affirmative vote of two-thirds of the aggregate number of votes entitled to be cast thereon shall be necessary to authorize any of the following actions: (i) the dissolution of the Corporation; (ii) a merger or consolidation of the Corporation (in which the Corporation is not the surviving corporation) with (a) an open-end investment company or (b) a closed-end investment company, unless such closed-end investment company's Articles of Incorporation require a two-thirds or greater proportion of the votes entitled to be cast by such company's stock to approve the types of transactions covered by clauses (i) through (iv) of this paragraph; (iii) the sale of all or substantially all of the assets of the Corporation to any person (as such term is defined in the 1940 Act); or (iv) any amendment of the Charter of this Corporation which makes any class of the Corporation's stock a redeemable security (as such term is defined in the 1940 Act) or reduces the two-thirds vote required to authorize the actions listed in this paragraph. This could have the effect of delaying, deferring or preventing changes in control of the Corporation.

   (c) LIQUIDATION RIGHTS: In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment to the Preferred Stockholders of an amount equal to $50 per share plus dividends accrued or in arrears, the Common Stockholders are entitled, to the exclusion of the Preferred Stockholders, to share ratably in all the remaining assets of the Corporation available for distribution to stockholders.

   (d) OTHER PROVISIONS: Common Stockholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. The Corporation's Board of Directors (other than any directors who may be elected to represent Preferred Stockholders as described above) are classified as nearly as possible into three equal classes with a maximum three-year term so that the term of one class of directors expires annually. Such classification provides continuity of experience and stability of management while providing for the election of a portion of the Board of Directors each year. Such classification could have the effect of delaying, deferring or preventing changes in control of the Corporation.

   The Board of Directors may classify or reclassify any unissued stock of any class with or without par value (including Preferred Stock and Common Stock) into one or more classes of preference stock on a parity with, but not having preference or priority over, the Preferred Stock by fixing or altering before the issuance thereof the designations, preferences, voting powers, restrictions and qualifications of, the fixed annual dividends on, the times and prices of redemption, the terms of conversion, the number and/or par value of the shares and other provisions of such stock to the full extent permitted by the laws of Maryland and the Corporation's Charter. Stockholder approval of such action is not required.

                            DESCRIPTION OF WARRANTS

   The Corporation's Charter and Warrant certificates provide that each Warrant represents the right during an unlimited time to purchase one share of Common Stock at a price of $22.49 per share, subject to increase in the number of shares purchasable and adjustment of the price payable pursuant to provisions of the Charter requiring such adjustments whenever the Corporation issues any shares of Common Stock at a price less than the Warrant purchase price in effect immediately prior to issue. Each Warrant presently entitles the holder to purchase 22.50 shares of Common Stock at $1.00 per share. There were 12,874 Warrants outstanding at March 31, 2004. Fractional shares of Common Stock are not issued upon the exercise of Warrants. In lieu thereof, the Corporation issues scrip certificates representing corresponding fractions of the right to receive a full share of Common Stock if exchanged by the end of the second calendar year following issuance or of the proceeds of the sale of a full share if surrendered during the next four years thereafter.

                        COMPUTATION OF NET ASSET VALUE

   Net asset value per share of Common Stock is determined by dividing the current value of the assets of the Corporation less its liabilities and the prior claim of the Preferred Stock by the total number of shares of Common Stock outstanding. Securities owned by the Corporation for which market quotations are readily available are valued at current market value or, in their absence, fair value determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at the last sales prices, or in their absence and in the case of over-the-counter securities, a mean of bid and asked prices. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost if their original maturity was 60 days or less. Short-term holdings with more than 60 days remaining to maturity will be valued at current market value until the 61st day prior to maturity, and will then be valued on an amortized cost basis based on the value of such date unless the Board determines that this amortized cost value does not represent fair market value.

   All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars by a pricing service based upon the mean of the bid and asked prices of such currencies against the U.S. dollar quoted by a major bank which is a regular participant in the institutional foreign exchange markets.

   Net asset value of the Common Stock is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) each day the New York Stock Exchange is open for trading.

                           DIVIDEND POLICY AND TAXES

   DIVIDENDS: Dividends are paid quarterly on the Preferred Stock and on the Common Stock in amounts representing substantially all of the net investment income earned each year. Payments on the Preferred Stock are in a fixed amount, but payments on the Common Stock vary in amount, depending on investment income received and expenses of operation. Substantially all of any taxable net gain realized on investments is paid to Common Stockholders at least annually in accordance with requirements under the Internal Revenue Code of 1986, as amended, and other applicable statutory and regulatory requirements. The Corporation has a substantial capital loss carry-forward that is available for offset against future net capital gains, expiring in various amounts through 2011. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carry-forward.

   Unless SDC is otherwise instructed by you, dividends on the Common Stock are paid in cash and capital gain distributions are paid in book shares of Common Stock which are entered in your Tri-Continental account as "book credits." Long-term gain distributions ordinarily are paid in shares of Common Stock, or, at your option, 75% in book shares and 25% in cash, or, in the alternative, 100% in cash. Shares distributed in payment of gain distributions are valued at market price or at net asset value, whichever is lower, on the valuation date. Distributions or dividends received by you will have the effect of reducing the net asset value of the shares of the Corporation by the amount of such distributions. If the net asset value of shares is reduced below your cost by a distribution, the distribution will be taxable as described below even though it is in effect a return of capital.

   TAXES: The Corporation intends to continue to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Corporation will generally be exempt from federal income taxes on net ordinary income and capital gains that it distributes to stockholders, provided that at least 90% of its net ordinary income and net short-term capital gains are distributed to stockholders each year.

   Qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Corporation must meet to qualify for such treatment. The information set forth below relates solely to the U.S. Federal income taxes on dividends and distributions by the Corporation and assumes that the Corporation qualifies as a regulated investment company.

   Dividends on Common or Preferred Stock representing net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable to stockholders as ordinary income, whether received in cash or invested in additional shares. To the extent designated as derived from the

Corporation's dividend income that would be eligible for the dividends received deduction if the Corporation were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations. Distributions of net capital gain (i.e., the excess of net long-term capital gains over any net short-term capital losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long you have held your shares. The tax rate on net long-term capital gains for individuals is reduced generally from 20% to 15% (5% for individuals in lower tax brackets) for such gain held for more than one year and realized before January 1, 2009. Such distributions are not eligible for the dividends received deduction allowed to corporate stockholders. If you receive distributions in the form of additional shares issued by the Corporation, you will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received.

   Dividends declared in October, November or December, payable to stockholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Corporation and received by each stockholder in December. Under this rule, therefore, stockholders may be taxed in one year on dividends or distributions actually received in January of the following year.

   The Corporation is subject to a 4% nondeductible excise tax on the underdistribution of amounts required to be paid pursuant to a prescribed formula. The formula requires payment to stockholders during a calendar year of distributions representing at least 98% of the Corporation's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. The Corporation intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

   Any gain or loss you realize upon a sale or redemption of Common or Preferred Stock will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and as a short-term capital gain or loss if you held your shares for one year or less. Individual stockholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of before January 1, 2009. Net capital gain of a corporate stockholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, (after taking into account certain hedging transactions), any loss you realize will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. No loss will be allowed on the sale or other disposition of shares of the Corporation if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, you acquire (such as through the Automatic Dividend Investment and Cash Purchase Plan), or enter into a contract or option to acquire, securities that are substantially identical to the shares of the Corporation.

   The tax treatment of the Corporation and of stockholders under the tax laws of the various states may differ from the federal tax treatment. You are urged to consult your own tax advisor regarding specific questions as to federal, state or local taxes, including questions regarding the alternative minimum tax.

   THE CORPORATION IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY A PORTION OF TAXABLE DIVIDENDS AND OTHER REPORTABLE PAYMENTS PAID ON YOUR ACCOUNT IF YOU PROVIDE THE CORPORATION WITH EITHER AN INCORRECT TAXPAYER IDENTIFICATION NUMBER OR NO NUMBER AT ALL OR YOU FAIL TO CERTIFY THAT YOU ARE NOT SUBJECT TO SUCH WITHHOLDING. YOU SHOULD BE AWARE THAT, UNDER REGULATIONS PROMULGATED BY THE INTERNAL

REVENUE SERVICE, THE CORPORATION MAY BE FINED ON AN ANNUAL BASIS FOR EACH ACCOUNT FOR WHICH A CERTIFIED TAXPAYER IDENTIFICATION NUMBER IS NOT PROVIDED. THE CORPORATION MAY CHARGE YOU A SERVICE FEE EQUAL TO SUCH FINE FOR ACCOUNTS NOT HAVING A CERTIFIED TAXPAYER IDENTIFICATION NUMBER. CERTIFICATES WILL NOT BE ISSUED UNLESS AN ACCOUNT IS CERTIFIED.

                      INVESTMENT PLANS AND OTHER SERVICES

AUTOMATIC DIVIDEND INVESTMENT AND CASH PURCHASE PLAN

   The Automatic Dividend Investment and Cash Purchase Plan is available for any Common stockholder who wishes to purchase additional shares of the Corporation's Common Stock with dividends or other cash payments on shares owned, with cash dividends paid by other corporations in which stock is owned or with cash funds. The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional shares of the Corporation. Details of the services offered under the Plan are given in the Authorization Form appearing in this Prospectus. Under the Plan, you appoint the Corporation as your purchase agent to receive or invest such dividends and cash funds forwarded by you for your accounts in additional shares of the Corporation's Common Stock (after deducting a service charge), as described under "Method of Purchase" below. Funds forwarded by you under the Plan should be made payable to Tri-Continental Corporation and mailed to Tri-Continental Corporation, P.O. Box 9766, Providence, RI 02940-9766. Checks for investment must be in U.S. dollars drawn on a domestic bank. Credit card convenience checks and third party checks, i.e., checks made payable to a party other than Tri-Continental Corporation, may not be used to purchase shares under this Plan. You should direct all correspondence concerning the Plan to Seligman Data Corp., 100 Park Avenue, New York, NY 10017. At present, a service fee of up to a maximum of $2.00 will be charged for each cash purchase transaction. There is no charge for Automatic Dividend Investment. As of March 31, 2004, 27,942 stockholders, owning approximately 43,087,606 shares of Common Stock, were using the Plan. You may choose one or more of the services under the Plan and you may change your choices (or terminate participation) at any time by notifying SDC in writing. The Plan may be amended or terminated by written notice to Planholders.

AUTOMATIC CHECK SERVICE

   The Automatic Check Service enables you, if you are an Automatic Dividend Investment and Cash Purchase Planholder, to authorize checks to be drawn on your regular checking account at regular intervals for fixed amounts to be invested in additional shares of Common Stock for your account. An Authorization Form to be used to start the Automatic Check Service is included in this Prospectus.

SHARE KEEPING SERVICE

   You may send certificates for shares of the Corporation's Common Stock to SDC to be placed in your account. Certificates should be sent to Seligman Data Corp., 101 Sabin Street, Pawtucket, RI 02860-1427, with a letter requesting that they be placed in your account. You should not sign the certificates and they should be sent by certified or registered mail. Return receipt is advisable; however, this may increase mailing time. When your certificates are received by SDC, the shares will be entered in your Tri-Continental account as "book credits" and shown on the Statement of Account received from SDC. If you use the Share Keeping Service you should keep in mind that you must have a stock certificate for delivery to a broker if you wish to sell shares. A certificate will be issued and sent to you on your written request to SDC, usually within two business days of the receipt of your request. You should consider the time it takes for a letter to arrive at SDC and for a certificate to be delivered to you by mail before you choose to use this service.

TAX-DEFERRED RETIREMENT PLANS

   Shares of the Corporation may be purchased for:

   --Individual Retirement Accounts (IRAs) (available to current stockholders only);

   --Savings Incentive Match Plans for Employees (SIMPLE IRAs);

   --Simplified Employee Pension Plans (SEPs);

   --Section 401(k) Plans for corporations and their employees; and

   --Money Purchase Pension and Profit Sharing Plans for sole proprietorships, partnerships and corporations.

   These types of plans may be established only upon receipt of a written application form. The Corporation may register an IRA investment for which an account application has not been received as an ordinary taxable account.

   For more information, write Retirement Plan Services, Seligman Data Corp., 100 Park Avenue, New York, NY 10017. You may telephone toll-free by dialing
(800) 445-1777 from all United States.

   State Street Bank and Trust Company acts as trustee and custodian and performs other related services with respect to the Plans.

J. & W. SELIGMAN & CO. INCORPORATED MATCHED ACCUMULATION PLAN

   The Manager has a Matched Accumulation Plan ("Profit-Sharing Plan") which provides that, through payroll deductions which may be combined with matching contributions and through any profit sharing distribution made by the Manager to the Profit-Sharing Plan, eligible employees of the Manager, Seligman Advisors, Inc. and Seligman Services, Inc. may designate that the payroll deductions and contributions made by the Manager and invested by the Plan trustee, be invested in certain investment companies for which the Manager serves as investment adviser. One such fund consists of Common Stock of the Corporation purchased by the trustee as described under "Method of Purchase."

SELIGMAN DATA CORP. EMPLOYEES' THRIFT PLAN

   SDC has an Employees' Thrift Plan ("Thrift Plan") which provides a systematic means by which savings, through payroll deductions, of eligible employees of SDC may be combined with matching contributions made by the company and invested by the Plan trustee, in certain investment companies for which the Manager serves as investment adviser, as designated by the employee. One such fund consists of Common Stock of the Corporation purchased by the trustee as described under "Method of Purchase."

METHOD OF PURCHASE

   Purchases will be made by the Corporation from time to time on the New York Stock Exchange or elsewhere to satisfy dividend and cash purchase investments under the Automatic Dividend Investment and Cash Purchase Plan, tax-deferred retirement plans, and the investment plans noted above. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the Common Stock on the New York Stock Exchange on the preceding trading day was higher than the net asset value per share (without adjustment for the exercise of Warrants remaining outstanding). If on the dividend payable date or the date shares are issuable to stockholders making Cash Purchase investments under the Plan (the "Issuance Date"), shares previously purchased by the Corporation are insufficient to satisfy dividend or Cash Purchase investments and on the last trading day immediately preceding the dividend payable date or the Issuance Date the closing sale or bid price of the Common Stock is lower than or the same as the net asset value per share, the Corporation will continue to purchase shares until a number of shares sufficient to cover all investments by stockholders has been purchased or the closing sale or bid price of the Common Stock becomes higher than the net asset value, in which case the Corporation will issue the necessary additional shares. If on the last trading date immediately preceding the dividend payable date or Issuance Date, the closing sale or bid price of the Common Stock was higher than the net asset value per share, and if shares of the Common Stock previously purchased on the New York Stock Exchange or elsewhere are insufficient to satisfy dividend or Cash Purchase investments, the Corporation will issue the necessary additional shares from authorized but unissued shares of the Common Stock.

   Shares will be issued on the dividend payable date or the Issuance Date at a price equal to the lower of (1) the closing sale or bid price, plus commission, of the Common Stock on the New York Stock Exchange on the ex-dividend date or Issuance Date or (2) the greater of the net asset value per share of the Common Stock on such trading day (without adjustment for the exercise of Warrants remaining outstanding) and 95% of the closing sale or bid price of the Common Stock on the New York Stock Exchange on such trading day. In the past, the Common Stock ordinarily has been priced in the market at less than net asset value per share.

   The net proceeds to the Corporation from the sale of any shares of Common Stock to the Plans will be added to its general funds and will be available for additional investments and general corporate purposes. The Manager anticipates that investment of any proceeds, in accordance with the Corporation's investment objective and policies, will take up to thirty days from their receipt by the Corporation, depending on market conditions and the availability of appropriate securities, but in no event will such investment take longer than six months. Pending such investment in accordance with the Corporation's objective and policies, the proceeds will be held in U.S. Government Securities (which term includes obligations of the United States Government, its agencies or instrumentalities) and other short-term money market instruments.

   If you are participating in the Automatic Dividend Investment and Cash Purchase Plan and your shares are held under the Plan in book credit form, you may terminate your participation in the Plan and receive a certificate for all or a part of your shares or have all or a part of your shares sold for you by the Corporation and retain unsold shares in book credit form or receive a certificate for any shares not sold. Instructions must be signed by all registered stockholders and should be sent to Seligman Data Corp., 101 Sabin Street, Pawtucket, RI 02860-1427. If you elect to have shares sold, you will receive the proceeds from the sale, less any brokerage commissions. Only participants whose shares are held in book credit form may elect upon termination of their participation in the Plan to have shares sold in the above manner. All other stockholders of the Corporation must sell shares through a registered broker/dealer. As an additional measure to protect you and the Corporation, SDC may confirm written instructions by telephone before sending your money when the value of the shares being sold is $25,000 or more, or when proceeds are directed to be paid to an address or payee different from that on our records. This will not affect the date on which your instruction to sell shares is actually processed. Whenever the value of the shares being sold is $50,000 or more, or the proceeds are to be paid or mailed to an address or payee different from that on our records, the signature of all stockholders must be guaranteed by an eligible financial institution including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") and the New York Stock Exchange Medallion Signature Program ("MSP"). Notarization by a notary public is not an acceptable signature guarantee. The Corporation reserves the right to reject a signature guarantee where it is believed that the Corporation will be placed at risk by accepting such guarantee.

SYSTEMATIC WITHDRAWAL PLAN

   This Plan is available if you wish to receive fixed payments from your investment in the Common Stock in any amount at specified regular intervals. You may start a Systematic Withdrawal Plan if your shares of the Corporation's Common Stock have a market value of $5,000 or more. Shares must be held in your account as book credits. SDC will act for you, make payments to you in specified amounts on either the 1st or 15th day of each month, as designated by you, and maintain your account. There is a charge by the agent of $1.00 per withdrawal payment for this service. This charge may be changed from time to time.

   Payments under the Systematic Withdrawal Plan will be made by selling exactly enough full and fractional shares of Common Stock to cover the amount of the designated withdrawal. Sales may be made on the New York Stock Exchange, to the agent or a trustee for one of the other Plans, or elsewhere. Payments from sales of shares will reduce the amount of capital at work and dividend earning ability, and ultimately may liquidate the investment. Sales of shares may result in gain or loss for income tax purposes. Withdrawals under this Plan or any similar withdrawal plan of any other investment company, concurrent with purchases of shares of the Common Stock or of shares of any other investment company, will ordinarily be disadvantageous to the Planholder because of the payment of duplicative commission or sales loads.

STOCKHOLDER INFORMATION

   SDC maintains books and records for all of the Plans, and confirms transactions to stockholders. To insure prompt delivery of checks, account statements and other information, you should notify SDC immediately, in writing, of any address changes. If you close your account during any year it is important that you notify SDC of any subsequent address changes to ensure that you receive a year-end statement and tax information for that year. You will be sent reports quarterly regarding the Corporation. General information about the Corporation may be requested by writing the Corporate Communications/Investor Relations Department, J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, NY 10017 or by telephoning the Corporate Communications/Investor Relations Department toll-free at (800) 221-7844 in the U.S. You may call (212) 850-1864 outside the U.S. Information about your account (other than a retirement plan account), may be requested by writing Stockholder Services, Seligman Data Corp., at the same address or by telephone by dialing toll-free (800) 874-1092 in the U.S. or 212-682-7600 outside the U.S. For information about a retirement account, call Retirement Plan Services toll-free at (800) 445-1777 or write Retirement Plan Services, Seligman Data Corp. at the above address. SDC may be telephoned Monday through Friday (except holidays) between the hours of 8:30 a.m. and 6:00 p.m. Eastern time. Your call will be answered by a service representative.

   24-HOUR AUTOMATED TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 (WITHIN THE UNITED STATES) ON A TOUCHTONE TELEPHONE, WHICH PROVIDES INSTANT ACCESS TO PRICE, ACCOUNT BALANCE, MOST RECENT TRANSACTION AND OTHER INFORMATION. IN ADDITION, YOU MAY REQUEST ACCOUNT STATEMENTS AND FORM 1099-DIV.

              ISSUANCE OF SHARES IN CONNECTION WITH ACQUISITIONS

   The Corporation may issue shares of its Common Stock in exchange for the assets of another investment company in transactions in which the number of shares of Common Stock of the Corporation to be delivered will be generally determined by dividing the current value of the seller's assets by the current per share net asset value or market price on the New York Stock Exchange of the Common Stock of the Corporation, or by an intermediate amount. In such acquisitions, the number of shares of the Corporation's Common Stock to be issued will not be determined on the basis of the market price of such Common Stock if such price is lower than its net asset value per share, except pursuant to an appropriate order of the Securities and Exchange Commission or approval by stockholders of the Corporation, as required by law. The Corporation is not presently seeking to acquire the assets of any investment company, but it may acquire the assets of companies from time to time in the future.

   Some or all of the stock so issued may be sold from time to time by the recipients or their stockholders through brokers in ordinary transactions on stock exchanges at current market prices. The Corporation has been advised that such sellers may be deemed to be underwriters as that term is defined in the 1933 Act.

                           TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION

   The table of contents of the SAI is as follows:

                               TABLE OF CONTENTS

Additional Investment Policies...........................................................  2
Directors and Officers...................................................................  4
Management of the Corporation............................................................ 11
Holdings of Preferred Stock, Common Stock and Warrants................................... 12
Brokerage Allocation and Other Practices................................................. 13
Financial Statements..................................................................... 13
Custodian, Stockholder Service Agent and Dividend Paying Agent and Experts............... 14
Independent Auditors' Report on Financial Highlights--Senior Securities--$2.50 Cumulative
  Preferred Stock........................................................................ 15

[LOGO] Tri-Continental Corporation             AUTHORIZATION FORM
                                                       FOR
To: Seligman Data Corp.                        AUTOMATIC DIVIDEND
    P.O. Box 9759                                   INVESTMENT
    Providence, Rhode Island 02940-9759        AND CASH PURCHASE PLAN
                                               .AUTOMATIC DIVIDEND INVESTMENT
                                               .AUTOMATIC INVESTMENT OF OTHER
                                                CORPORATIONS'DIVIDENDS
                                               .CASH PURCHASE PLAN
                                               .AUTOMATIC CHECK SERVICE

                                                       Date.....................
Gentlemen:

   I own shares of Tri-Continental Corporation Common Stock registered as shown below:

ACCOUNT REGISTRATION

            -------------------------------------------------------
            Stockholder's Name (printor type)   Stockholder's Signature*

            -------------------------------------------------------
            Co-Holder's Name                    Co-Holder's Signature*
            -------------------------------------------------------
            Address (street and number)         Taxpayer Identification Number
            -------------------------------------------------------
            City        State           Zip
              Code..                    Stockholder Account Number, if known

* If shares are held or to be held in more than one name, all must sign, and plural pronouns will be implied in the text. In the case of co-holders, a joint tenancy with right of survivorship will be presumed unless otherwise specified.

   Under penalties of perjury I certify that the number shown on this form is my correct Taxpayer Identification Number (Social Security Number) and that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. I certify to my legal capacity to purchase or sell shares of the Corporation for my own Account, or for the Account of the organization named above. I have received a current Prospectus of the Corporation and appoint Seligman Data Corp. as my agent to act in accordance with my instructions herein.

                         -----  -----------------------
                         Date   Stockholder's Signature

   I have read the Terms and Conditions of the Automatic Dividend Investment and Cash Purchase Plan and the current Prospectus, a copy of which I have received, and I wish to establish a Plan to use the Services checked below:

SERVICE(S) DESIRED

   [_] AUTOMATIC INVESTMENT OF TRI-CONTINENTAL DIVIDENDS
    I wish to have my quarterly dividends invested in additional shares, and distributions from gains paid as follows:
    [_] Credited to my account in additional full and fractional shares.
    [_] Credited 75% to my account in shares and 25% paid to me in cash.

   [_] AUTOMATIC INVESTMENT OF OTHER CORPORATION'S DIVIDENDS
    I intend to give orders for the payment of cash dividends from other corporations to be invested in shares of Tri-Continental Common Stock for my account.
    Note: Checks in payment of dividends from other corporations should indicate your name and Tri-Continental account number. The checks should be made payable to the order of Tri-Continental Corporation and be mailed to Seligman Data Corp., P.O. Box 9766, Providence, Rhode Island 02940-9766.

   [_] CASH PURCHASES
    I intend to send funds from time to time to be invested in shares of Tri-Continental Common Stock for my account.
    Note: Your checks should indicate your name and Tri-Continental account number. Make all checks payable to Tri-Continental Corporation and mail to Seligman Data Corp., P.O. Box 9766, Providence, Rhode Island 02940-9766.

   [_] AUTOMATIC CHECK SERVICE
    I have completed the Authorization Form to have pre-authorized checks drawn on my regular checking account at regular intervals for investment in shares of Tri-Continental Common Stock.
                                                                           5/04

   [LOGO] Tri-Continental Corporation                 AUTHORIZATION FORM
                                                              FOR
                                                     AUTOMATIC CHECK SERVICE

   To start your Automatic Check Service, fill out this form and forward it with an unsigned bank check from your regular checking account (marked "void") to:
                 Seligman Data Corp.
                 P.O. Box 9759
                 Providence, Rhode Island 02940-9759


                                                     Date.................
   Gentlemen:

      I own shares of Tri-Continental Corporation
   Common Stock, registered as shown below, which are entered in the Automatic Dividend Investment and Cash Purchase Plan.

   1. Stockholder Account Number (if known) ____________

   2. AUTOMATIC CHECK SERVICE
     Please arrange with my bank to draw pre-authorized checks on my regular checking account and invest
     $__________________ in shares of Tri-Continental
     Common Stock every:

                            [_] month
                                                  [_] 3
                                                  months

     I have completed the "Bank Authorization to Honor
     Pre-Authorized Checks" which appears below and have enclosed one of my bank checks marked "void."
     I understand that my checks will be invested on the fifth day of the month and that I must remember to deduct the amount of my investment as it is made from my checking account balance.

   BANK AUTHORIZATION TO HONOR PRE-AUTHORIZED CHECKS

   To: _________________________________________________
     (Name of Bank)

     ___________________________________________________
     (Address of Bank or Branch, Street, City, State
     and Zip)

   Please honor pre-authorized checks drawn on my
   account by Seligman Data Corp., 100 Park Avenue, New
   York, NY 10017, to the order of Tri-Continental
   Corporation, and charge them to my checking account.
   Your authority to do so shall continue until you
   receive written notice from me revoking it. You may
   terminate your participation in this arrangement at
   any time by written notice to me. I agree that your
   rights with respect to each pre-authorized check
   shall be the same as if it were a check drawn and
   signed by me. I further agree that should any such
   check be dishonored, with or without cause,
   intentionally or inadvertently, you shall be held
   under no liability whatsoever.
   -------------------------------------------------------------------------------------------------------------------------
   Checking Account No.
   -------------------------------------------------------------------------------------------------------------------------
   Name(s) of                                         Signature(s) of
   Depositor(s)--Please Print                         Depositor(s)--As carried by Bank
   -------------------------------------------------------------------------------------------------------------------------
   Address (Street)                                     City           State                                        Zip Code

                                                                            5/04

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                                      30

                             TERMS AND CONDITIONS

   The Automatic Dividend Investment and Cash Purchase Plan provides Tri-Continental Common stockholders with four ways to add to their investments:
1) with Tri-Continental dividends and distributions, 2) with cash dividends from other corporations, 3) with cash payments, in any amount at any time, and
4) with cash provided by pre-authorized checks through the Automatic Check Service. A Planholder may use any or all of these Services, subject to the following terms and conditions:

   1. Seligman Data Corp. ("SDC"), as Plan service agent, will maintain accounts and confirm to Planholders, as soon as practicable after each investment, the number of shares of Common Stock acquired and credited to the accounts and the cost. Tri-Continental Corporation (the "Corporation"), as purchase agent, will purchase shares for Planholders. All checks for dividends payable by other corporations or for cash purchase payments sent by Planholders for investment in additional shares of Tri-Continental Common Stock should be drawn to the order of Tri-Continental Corporation and mailed to Seligman Data Corp., P.O. Box 9766, Providence, Rhode Island 02940-9766.

   2. Funds received by the Corporation for a Planholder will be combined with funds of other Planholders and those funds may be combined with funds available under the other Plans for the purchase of Tri-Continental Common Stock in order to minimize brokerage commissions on shares purchased. Shares will be purchased in accordance with the current Prospectus. Dividends from other corporations and purchase cash received from Planholders or through the Automatic Check Service will be invested at least once each 30 days.

   3. Shares will be issued under the Plan in accordance with the current Prospectus.

   4. No stock certificates will be delivered for shares acquired unless the Plan account is terminated or the Planholder requests their delivery by writing to SDC. The shares acquired will be held in each Planholder's account as book credits.

   5. Certificates held by a Planholder, or subsequently received, may be sent to SDC for credit to a Plan account. A certificate for any full shares held in a Plan account will be issued at a Planholder's request. The time required to obtain a certificate to sell through a broker, or for other purposes, will be that needed to send a written request to SDC to withdraw the certificate (normally two business days) and to mail the certificate to the Planholder through the U.S. Postal Service.

   6. A maximum service charge of $2.00 will be deducted before each investment is made for a Plan account. There is no charge for Automatic Dividend Investment.

   7. Applications for the Automatic Check Service are subject to acceptance by the Planholder's bank and SDC. SDC will prepare Automatic Check Service checks with the same magnetic ink numbers that are on a Planholder's check and will arrange with the Planholder's bank to start the Service in accordance with the Planholder's instructions. A minimum of 30 days from the date of receipt of an application by SDC is required to contact the bank and initiate the Service. If for any reason the bank is unable to honor a pre-authorized check request, the Planholder will be notified promptly.

   Shares with a market value of at least two times the amount of the authorized checks must be held as book credits for the Planholder's account by SDC. If any check is dishonored or if the value of shares held by SDC in an account falls below the required minimum, the Service may be suspended. The Service may be reinstated upon written request by the Planholder including an indication that the cause of the interruption has been corrected.

   If a Planholder's check is not honored by the Planholder's bank at any time, SDC is authorized to sell exactly enough full and fractional shares from the Planholder's account to equal the amount of the dishonored check.

   8. A Planholder or SDC may terminate a Plan account at any time upon notice in writing before the record date of a dividend or distribution by Tri-Continental. A Plan account will terminate automatically if the Planholder sells or transfers all of the shares in the Plan account. If a Plan account is terminated, a certificate for the full shares held may be issued and sent to the Planholder, and any fractional shares may be liquidated at the Planholder's request. Terminating Planholders may elect to have all or part of their shares sold by the Corporation, if their shares are held in book credit form. If a Plan account is terminated between the record and payment dates of a dividend, the dividend payment will be made in cash.

   9. In acting under this Plan, the Corporation and SDC will be liable only for willful misfeasance or gross negligence.

   10. A Planholder may adopt or suspend one or more of the Plan Services by sending a revised Authorization Form or notice in writing to SDC.

   11. All additional shares registered in a Planholder's name which are acquired under one or more of the Plan Services or by other means will participate automatically in each of the Plan services elected.

[LOGO] Tri-Continental Corporation
                        an investment you can live with

                                100 Park Avenue
                           New York, New York 10017

                              INVESTMENT MANAGER
                            J. & W. Seligman & Co.
                                 Incorporated
                                100 Park Avenue
                           New York, New York 10017

                                  STOCKHOLDER
                                 SERVICE AGENT
                              Seligman Data Corp.
                                100 Park Avenue
                           New York, New York 10017

                             PORTFOLIO SECURITIES
                                   CUSTODIAN
                             State Street Bank and
                                 Trust Company
                            801 Pennsylvania Avenue
                          Kansas City, Missouri 64105

                                GENERAL COUNSEL
                            Sullivan & Cromwell LLP
                               125 Broad Street
                           New York, New York 10004
                                   ---------

                                 Listed on the
                            New York Stock Exchange
                                      TY

                           TRI-CONTINENTAL CORPORATION

                       Statement of Additional Information
                                   May 3, 2004

                                 100 Park Avenue
                            New York, New York 10017

                     New York City Telephone: (212) 682-7600
              Toll-Free Telephone: (800) 874-1092 all United States
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777

This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to the current Prospectus of Tri-Continental Corporation (the "Corporation"), dated May 3, 2004 (the "Prospectus"), and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing or calling the Corporation at the above address or telephone numbers.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission ("SEC").

                                Table of Contents

      Additional Investment Policies (See "Investment Objective and
        Other Policies and Related Risks" in the Prospectus) ........    2
      Directors and Officers ........................................    4
      Management of the Corporation (See "Management of the
        Corporation" in the Prospectus) .............................   11
      Holdings of Preferred Stock, Common Stock and Warrants ........   12
      Brokerage Allocation and Other Practices ......................   13
      Financial Statements ..........................................   14
      Custodian, Stockholder Service Agent and
        Dividend Paying Agent and Experts ...........................   14
      Independent Auditors' Report on Financial Highlights -
        -- Senior Securities -- $2.50 Cumulative Preferred Stock ....   15

CETRI1A

                         ADDITIONAL INVESTMENT POLICIES

The investment objectives and policies of the Corporation are set forth in the Prospectus. Certain additional investment information is set forth below. Defined terms used herein and not otherwise defined shall have the meanings ascribed to them in the Prospectus.

Fundamental Policies

The Corporation's stated fundamental policies, which may not be changed without a vote of stockholders are listed below; within the limits of these fundamental policies, the management has reserved freedom of action. The Corporation:

(1) may issue senior securities such as bonds, notes or other evidences of indebtedness if immediately after issuance the net assets of the Corporation provide 300% coverage of the aggregate principal amount of all bonds, notes or other evidences of indebtedness and that amount does not exceed 150% of the capital and surplus of the Corporation;

(2) may issue senior equity securities on a parity with, but not having preference or priority over, the Preferred Stock if immediately after issuance its net assets are equal to at least 200% of the aggregate amount (exclusive of any dividends accrued or in arrears) to which all shares of the Preferred Stock, then outstanding, shall be entitled as a preference over the Common Stock in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

(3) may borrow money for substantially the same purposes as it may issue senior debt securities, subject to the same restrictions and to any applicable limitations prescribed by law;

(4) may engage in the business of underwriting securities either directly or through majority-owned subsidiaries subject to any applicable restrictions and limitations prescribed by law;

(5) does not intend to concentrate its assets in any one industry although it may from time to time invest up to 25% of the value of its assets, taken at market value, in a single industry;

(6) may not, with limited exceptions, purchase and sell real estate directly but may do so through majority-owned subsidiaries, so long as its real estate investments do not exceed 10% of the value of the Corporation's total assets;

(7)   may not purchase or sell commodities or commodity contracts; and

(8) may make money loans (subject to restrictions imposed by law and by charter) (a) only to its subsidiaries, (b) as incidents to its business transactions or (c) for other purposes. It may lend its portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities subject to any applicable requirements of a national securities exchange or of a governmental regulatory body against collateral consisting of cash or direct obligations of the United States, maintained on a current basis, so long as all such loans do not exceed 10% of the value of total assets, and it may make loans represented by repurchase agreements, as described in the Prospectus, so long as such loans do not exceed 10% of the value of total assets.

During its last three fiscal years, the Corporation did not: (a) issue senior securities; (b) borrow any money; (c) underwrite securities; (d) concentrate investments in particular industries or groups of industries; (e) purchase or sell real estate, commodities, or commodity contracts; or (f) make money loans or lend portfolio securities.

Other Policies

Leverage. When securities are loaned, the Corporation receives from the borrower the equivalent of dividends or interest paid by the issuer of securities on loan and, at the same time, makes short-term investments with the cash collateral and retains the interest earned, after payment to the borrower or placing broker of a negotiated portion of such interest, or receives from the borrower an agreed upon rate of interest in the case of loans collateralized by direct obligations of the United States. The Corporation does not have the right to vote securities on loan, but would expect to terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Foreign Securities. In order to take advantage of opportunities that may be provided by debt instruments of foreign issuers, the Corporation may from time to time invest up to 3% of its assets in debt securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities and in related forward contracts. The Manager will determine the percentage of assets invested in securities of a particular country or denominated in a particular currency in accordance with its assessment of the relative yield and appreciation potential of such securities and the relationship of a country's currency to the US dollar. Currently, the Corporation will invest in securities denominated in foreign currencies or US dollars of issuers located in the following countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Hong Kong, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, Thailand and the United Kingdom. An issuer of debt securities purchased by the Corporation may be domiciled in a country other than the country in whose currency the instrument is denominated.

The Corporation's returns on foreign currency denominated debt instruments can be adversely affected by changes in the relationship between the US dollar and foreign currencies. The Corporation may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates in connection with hedging and other non-speculative strategies involving specific settlement transactions or portfolio positions. The Corporation will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency market or through forward contracts.

Rights and Warrants. The Corporation may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Corporation's net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired by the Corporation in units or attached to securities may be deemed to have been purchased without cost.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. The Corporation will generally enter into forward foreign currency exchange contracts to fix the US dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the US dollar value of securities it owns.

The Corporation may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the US dollar. In this case the contract would approximate the value of some or all of the Corporation's portfolio securities denominated in such foreign currency. Under normal circumstances, the portfolio manager will limit forward currency contracts to not greater than 75% of the Corporation's portfolio position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Corporation. Under extraordinary circumstances, the Manager may enter into forward currency contracts in excess of 75% of the Corporation's portfolio position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market involvement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Corporation may commit up to the entire value of its assets which are denominated in foreign currencies to the consummation of these contracts. The Manager will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Corporation and its ability to purchase additional securities.

Except as set forth above and immediately below, the Corporation will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Corporation to deliver an amount of foreign currency in excess of the value of the Corporation's portfolio securities or other assets denominated in that currency. The Corporation, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Corporation's portfolio securities or other assets denominated in that currency provided the excess amount is "covered" by cash or liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parties will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Corporation will be served.

At the maturity of a forward contract, the Corporation may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Corporation to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Corporation is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Corporation is obligated to deliver. However, the Corporation may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the Corporation retains the portfolio security and engages in offsetting transactions, the Corporation will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Corporation engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Corporation's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Corporation will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Corporation will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Corporation's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Corporation is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Stockholders should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Corporation at one rate, while offering a lesser rate of exchange should the Corporation desire to resell that currency to the dealer.

Investment income received by the Corporation from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Corporation to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Corporation's assets to be invested within various countries is not known.

Portfolio Turnover

The Corporation's portfolio turnover rate for the years ended December 31, 2003 and 2002 were 138.65% and 152.79%, respectively.

                             DIRECTORS AND OFFICERS

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Corporation.

Management Information

Information with respect to Directors and officers of the Corporation and their business experience for the past five years is shown below. Unless otherwise noted, their addresses are 100 Park Avenue, New York, NY 10017.

                                                                                                                       Number
                                                                                                                         of
                                                                                                                     Portfolios
                                 Term of                                                                              in Fund
                               Office and                                                                             Complex
                                Length of                                                                             Overseen
 Name, (Age), Position(s)         Time             Principal Occupation(s) During Past 5 Years, Directorships            by
     With Corporation            Served*                               and Other Information                          Director
     ----------------            -------                               ---------------------                          --------
-------------------------------------------------------------------------------------------------------------------------------
                                                     INDEPENDENT DIRECTORS
-------------------------------------------------------------------------------------------------------------------------------
Robert B. Catell (67)           2003-2006;       Chairman, Chief Executive Officer and Director, KeySpan                 60
Director                       2003 to Date      Corporation, diversified energy, gas and electric company;
                                                 Director or Trustee of each of the investment companies of the
                                                 Seligman Group of Funds** (with the exception of Seligman Cash
                                                 Management Fund, Inc.); Director or Trustee, Alberta Northeast
                                                 Gas, Ltd., Boundary Gas Inc. The Houston Exploration Company,
                                                 oil and gas exploration, development and production companies;
                                                 Edison Electric Institute, New York State Energy Research and
                                                 Development Authority, Independence Community Bank, Business
                                                 Council of New York State, Inc., New York City Partnership and
                                                 the Long Island Association, business and civic organizations.

John R. Galvin (74)             2003-2006;       Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts            61
Director                       1995 to Date      University; Director or Trustee of each of the investment
                                                 companies of the Seligman Group of Funds**; and Chairman
                                                 Emeritus, American Council on Germany. Formerly, Director,
                                                 USLIFE Corporation, life insurance; and Raytheon Co., defense and commercial electronics; Governor of the Center for
                                                 Creative Leadership. From June 1987 to June 1992, he was the
                                                 Supreme Allied Commander, Europe and the Commander-in-Chief,
                                                 United States European Command.

Alice S. Ilchman (69)           2004-2007;       President Emerita, Sarah Lawrence College; Director or Trustee          61
Director                       1990 to Date      of each of the investment companies of the Seligman Group of
                                                 Funds**; Director, Jeannette K. Watson Summer Fellowship,
                                                 summer internships for college students; Trustee, Save the
                                                 Children, non-profit child-assistance organization, and the
                                                 Committee for Economic Development; Governor, Court of
                                                 Governors, London School of Economics; and Director, Public
                                                 Broadcasting Service (PBS). Formerly, Chairman, The
                                                 Rockefeller Foundation, charitable foundation; and Director,
                                                 New York Telephone Company.

Frank A. McPherson (71)         2004-2007;       Retired Chairman of the Board and Chief Executive Officer of            61
Director                       1995 to Date      Kerr-McGee Corporation, diversified energy and chemical
                                                 company; Director or Trustee of each of the investment
                                                 companies of the Seligman Group of Funds**; Director,
                                                 ConocoPhillips, integrated international oil corporation,
                                                 Integris Health, owner of various hospitals, BOK Financial, bank holding company, Oklahoma Chapter of the Nature
                                                 Conservancy, Oklahoma Medical Research Foundation, Boys and
                                                 Girls Clubs of Oklahoma, Oklahoma City Public Schools
                                                 Foundation and Oklahoma Foundation for Excellence in
                                                 Education. Formerly, Director, Kimberly-Clark Corporation,
                                                 consumer products and the Federal Reserve System's Kansas City
                                                 Reserve Bank.

John E. Merow (74)              2002-2005;       Retired Chairman and Senior Partner, Sullivan & Cromwell LLP,           61
Director                       1991 to Date      law firm; Director or Trustee of each of the investment
                                                 companies of the Seligman Group of Funds**; Director,
                                                 Commonwealth Industries, Inc., manufacturers of aluminum sheet products, Director Emeritus, the Municipal Art Society of New
                                                 York, Executive Committee Member and Secretary, the U.S.
                                                 Council for International Business and Trustee, the New
                                                 York-Presbyterian Hospital; Trustee and Vice Chairman, New
                                                 York-Presbyterian Healthcare System, Inc.; and Member of the
                                                 American Law Institute and the Council on Foreign Relations.

Betsy S. Michel (61)            2002-2005;       Attorney; Director or Trustee of each of the investment                 61
Director                       1985 to Date      companies of the Seligman Group of Funds**; Trustee, The
                                                 Geraldine R. Dodge Foundation, charitable foundation, and
                                                 World Learning, Inc., international educational training.
                                                 Formerly, Chairman of the Board of Trustees of St. George's
                                                 School (Newport, RI).

                                                                                                                       Number
                                                                                                                         of
                                                                                                                     Portfolios
                                 Term of                                                                              in Fund
                               Office and                                                                             Complex
                                Length of                                                                             Overseen
 Name, (Age), Position(s)         Time             Principal Occupation(s) During Past 5 Years, Directorships            by
     With Corporation            Served*                               and Other Information                          Director
     ----------------            -------                               ---------------------                          --------
Leroy C. Richie (62)            2004-2007;       Chairman and Chief Executive Officer, Q Standards Worldwide,            60
Director                       2000 to Date      Inc., library of technical standards; Director or Trustee of each of the investment companies of the Seligman Group of
                                                 Funds** (with the exception of Seligman Cash Management Fund,
                                                 Inc.); Director, Kerr-McGee Corporation, diversified energy and chemical company, and Infinity, Inc., oil and gas services and exploration; Director and Chairman, Highland Park Michigan
                                                 Economic Development Corp. Formerly, Trustee, New York
                                                 University Law Center Foundation; Vice Chairman, Detroit
                                                 Medical Center and Detroit Economic Growth Corp.; Chairman and
                                                 Chief Executive Officer, Capital Coating Technologies, Inc.,
                                                 applied coating technologies; and Vice President and General
                                                 Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (71)           2003-2006;       Retired Vice President, Pfizer Inc., pharmaceuticals; Director          61
Director                       1991 to Date      or Trustee of each of the investment companies of the Seligman
                                                 Group of Funds**. Formerly, Director, USLIFE Corporation, life insurance.

James N. Whitson (69)           2002-2005;       Retired Executive Vice President and Chief Operating Officer,           1
Director                       1993 to Date      Sammons Enterprises, Inc., a diversified holding company;
                                                 Director or Trustee of each of the investment companies of the
                                                 Seligman Group of Funds**; Director, CommScope, Inc.,
                                                 manufacturer of coaxial cable. Formerly, Director and
                                                 Consultant, Sammons Enterprises, Inc. and Director, C-SPAN.
-------------------------------------------------------------------------------------------------------------------------------
                                          INTERESTED DIRECTORS AND PRINCIPAL OFFICERS
-------------------------------------------------------------------------------------------------------------------------------
William C. Morris*** (66)       2003-2006;       Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the          61
Director and Chairman of       1988 to Date      Board and Director or Trustee of each of the investment
the Board                                        companies of the Seligman Group of Funds**; Chairman, Seligman
                                                 Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics
                                                 Inc., manufacturer of ceramic proppants for oil and gas
                                                 industry; Director, Seligman Data Corp.; and President and
                                                 Chief Executive Officer, The Metropolitan Opera Association.
                                                 Formerly, Director, Kerr-McGee Corporation, diversified energy and chemical company and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino*** (51)           2004-2007;       Director and President, J. & W. Seligman & Co. Incorporated;            61
Director, President and         Dir.: 1993       President, Chief Executive Officer and Director or Trustee of
Chief Executive Officer          to Date         each of the investment companies of the Seligman Group of
                              Pres.: 1995 to     Funds**; Director, Seligman Advisors, Inc. and Seligman
                                   Date          Services, Inc.; Chairman, Seligman Data Corp.; Member of the
                                CEO.: Nov.       Board of Governors of the Investment Company Institute; and
                               2002 to Date      Chairman, ICI Mutual Insurance Company.

Richard R. Schmaltz (63)       2003 to Date      Managing Director and Chief Investment Officer, J. & W.                N/A
Vice President and                               Seligman & Co. Incorporated and Vice President and Portfolio
Portfolio Manager                                Manager, Seligman Common Stock Fund, Inc. and Vice President
                                                 and Co-Portfolio Manager of Seligman Income and Growth Fund,
                                                 Inc, as well as Vice President of Seligman Portfolios, Inc.
                                                 and Portfolio Manager of its Seligman Common Stock Portfolio
                                                 and Co-Portfolio Manager of its Seligman Income and Growth
                                                 Fund, Inc. Prior to his early retirement in 2001, he was a
                                                 Managing Director and Director of Investments of J. & W.
                                                 Seligman & Co. Incorporated.

Thomas G. Rose (46)            2000 to Date      Senior Vice President, Finance, J. & W. Seligman & Co.                 N/A
Vice President                                   Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.;
                                                 Vice President of each of the investment companies of the
                                                 Seligman Group of Funds** and of Seligman Services, Inc. and
                                                 Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and of
                                                 Seligman Data Corp.

                                                                                                                       Number
                                                                                                                         of
                                                                                                                     Portfolios
                                 Term of                                                                              in Fund
                               Office and                                                                             Complex
                                Length of                                                                             Overseen
 Name, (Age), Position(s)         Time             Principal Occupation(s) During Past 5 Years, Directorships            by
     With Corporation            Served*                               and Other Information                          Director
     ----------------            -------                               ---------------------                          --------
Lawrence P. Vogel (47)        V.P.: 1992 to      Senior Vice President and Treasurer, Investment Companies, J.          N/A
Vice President                     Date          & W. Seligman & Co. Incorporated; Vice President and Treasurer
and Treasurer                  Treas.: 2000      of each of the investment companies of the Seligman Group of
                                 to Date         Funds** and of Seligman Data Corp. Formerly, Senior Vice
                                                 President, Finance, J. & W. Seligman & Co. Incorporated,
                                                 Seligman Advisors, Inc., Seligman International, Inc. and
                                                 Seligman Data Corp.; Vice President, Seligman Services, Inc.;
                                                 and Treasurer, Seligman International, Inc. and Seligman
                                                 Henderson Co.

Frank J. Nasta (39)            1994 to Date      Managing Director, General Counsel and Corporate Secretary, J.         N/A
Secretary                                        & W. Seligman & Co. Incorporated; Secretary, of each of the investment companies of the Seligman Group of Funds**; and
                                                 Corporate Secretary, Seligman Advisors, Inc., Seligman
                                                 Services, Inc., Seligman International, Inc. and Seligman Data
                                                 Corp. Formerly, Corporate Secretary, Seligman Henderson Co.
                                                 and Senior Vice President, Law and Regulation, J. & W.
                                                 Seligman & Co. Incorporated.

----------
* All officers are elected annually by the Board and serve until their successors are elected and qualified or their earlier resignation.

** The Seligman Group of Funds currently consists of twenty-three registered investment companies.

*** Mr. Morris and Mr. Zino are considered "interested persons" of the Corporation, as defined in the 1940 Act, by virtue of their positions with
      J. & W. Seligman & Co. Incorporated and its affiliates.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested" persons of the Corporation as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"). The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met six times during the year ended December 31, 2003. Members of the Committee are Messrs. McPherson (Chairman), Catell, Galvin, Merow, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met three times during the year ended December 31, 2003. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met once during the year ended December 31, 2003. Members of the Committee are Messrs. Shafer (Chairman), Catell and McPherson, and Dr. Ilchman.

Beneficial Ownership of Shares

As of December 31, 2003, the Directors beneficially owned shares in the Corporation and the Seligman Group of Funds as follows:

                                                                      Aggregate Dollar Range of Shares
                            Dollar Range of Fund Shares Owned         Owned by Director in the Seligman
     Name                              By Director                             Group of Funds
     ----                              -----------                             --------------
-------------------------------------------------------------------------------------------------------
                                          INDEPENDENT DIRECTORS
-------------------------------------------------------------------------------------------------------
Robert B. Catell                     $10,001-$50,000                          $50,001 - $100,000
John R. Galvin                       $10,001-$50,000                          $50,001 - $100,000
Alice S. Ilchman                      Over-$100,000                             Over $100,000
Frank A. McPherson                    Over $100,000                             Over $100,000
John E. Merow                         Over $100,000                             Over $100,000
Betsy S. Michel                      $10,001-$50,000                            Over $100,000
Leroy C. Richie                      $10,001-$50,000                           $10,001-$50,000
Robert L. Shafer                     $50,001-$100,000                           Over $100,000
James N. Whitson                      Over $100,000                             Over $100,000
-------------------------------------------------------------------------------------------------------
                                          INTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------
William C. Morris                     Over $100,000                             Over $100,000
Brian T. Zino                         Over $100,000                             Over $100,000

Compensation Table

                                                                         Pension or              Total Compensation
                                              Aggregate             Retirement Benefits         from Corporation and
                                            Compensation             Accrued as part of           Fund Complex Paid
Name and Position with Corporation      from Corporation (1)       Corporation Expenses          to Directors (1)(2)
----------------------------------      --------------------       --------------------          -------------------
Robert B. Catell, Director(3)                   $17,492                     N/A                        $ 59,913
John R. Galvin, Director                         31,858                     N/A                         102,000
Alice S. Ilchman, Director                       30,637                     N/A                          99,000
Frank A. McPherson, Director                     30,367                     N/A                         100,500
John E. Merow, Director                          33,086                     N/A                         105,000
Betsy S. Michel, Director                        30.631                     N/A                         100,500
Leroy C. Richie, Director                        33,086                     N/A                         105,000
James Q. Riordan, Director(4)                    11,993                     N/A                          36,000
Robert L. Shafer, Director                       29,430                     N/A                          96,000
James N. Whitson, Director                       33,086                     N/A                         105,000

----------
(1) Based on remuneration received by the Directors of the Corporation for the year ended December 31, 2003.

(2) At December 31, 2003, the Seligman Group of Funds consisted of twenty-three investment companies.

(3) Mr. Catell became a member of the Board of Directors effective May 15, 2003.

(4)   Mr. Riordan retired from the Board of Directors effective March 20, 2003.

No compensation is paid by the Corporation to Directors or officers of the Corporation who are employees of the Manager.

The Corporation has adopted a deferred compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by the Manager, as designated by the director. The annual cost of such fees and interest is included in the director's fees and expenses and the accumulated balance thereof is included in "Liabilities" in the Corporation's financial statements.

Messrs. Merow and Whitson no longer defer their current compensation; however, they have accrued deferred compensation (including earnings/losses) in respect of the Corporation in the amounts of $42,810 and $215,268, respectively, as of December 31, 2003.

Directors and officers of the Corporation are also directors, trustees and officers of some or all of the other investment companies in the Seligman Group of Funds.

Code of Ethics

The Manager, Seligman Advisors, Inc. ("Seligman Advisors"), their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by the Manager's Director of

Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell a security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from the Manager's Director of Compliance.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to charitable organizations.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through the Manager's order desk, or through an authorized dealer or investment advisor designated by the Manager. All Employee personal securities transactions must be pre-cleared through the Manager's compliance department. The compliance department and the order desk maintain a list of securities that may not be purchased due to a possible conflict with clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and that information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. A copy of the Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at www.sec.gov, copies of which may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

Proxy Voting Policies

J. & W. Seligman & Co. Incorporated (the "Manager"), as the Corporation's investment manager, will vote the proxies relating to the Corporation's portfolio holdings.

Introduction. On behalf of the Corporation, the Manager votes the proxies of the securities held in the Corporation's portfolios in accordance with the Manager's determination of what is in the best interests of the Corporation's stockholders.

The financial interest of the stockholders of the Corporation is the primary consideration in determining how proxies should be voted. The Manager has a responsibility to analyze proxy issues and vote in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Corporation's stockholders, and thus, the Manager abstains from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolios of the Corporation will be received, processed and voted by the Manager pursuant to the guidelines (the "Guidelines") established by the Manager's Proxy Voting Committee (the "Committee").

The Committee has been established to set policy and guidelines, to review on a periodic basis new corporate governance issues as they arise, to assist in determining how the Manager will respond to such issues and to provide oversight of the proxy voting process. The Committee is chaired by the Manager's Chief Investment Officer and includes the Manager's Vice Chairman and the Manager's General Counsel.

The Manager subscribes to a service offered by an independent third party which provides a summary and analysis of the proposals to be acted upon at shareholder meetings of most of the companies for which securities are held. The Manager also subscribes to a separate service to assist in the tracking and recordkeeping of proxies. Neither service offers voting recommendations.

Conflicts of Interests. The Manager's Director of Compliance maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with the Manager, Seligman Advisors or any affiliate thereof. For example, the Proxy Watch List will include those portfolio companies for which the Manager separately manages assets in private accounts or which are significant distributors of the Manager' s products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. The Manager recognizes that it may not always be in the best interest of the stockholders of the Corporation to vote in accordance with the Guidelines on a particular issue and in such circumstances may deviate from the Guidelines. Any deviation from the Guidelines must be approved by a member of the Committee. Furthermore, any deviation of the Guidelines for a company which is included on the Proxy Watch List must be approved by a majority of the Committee's members.

Similarly, for those proposals which are of a unique nature that they must be analyzed on a case-by-case basis, one member of the Committee must approve the voting decision. Where such a proposal is for a company included on the Proxy Watch List, the voting decision must be approved by a majority of the Committee's members. In analyzing potential deviations from the Guidelines and proposals evaluated on a case-by-case basis, the Manager may consider the views of the management of a portfolio company, as well as the view of the Manager's investment professionals.

Guidelines Summary. The Guidelines are briefly described as follows:

1. The Manager votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to shareholder meetings.

2. The Manager opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

3. The Manager abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

4. The Manager votes for stock option plans or to increase the number of shares under existing stock option plans provided that the overall dilution of all active stock option plans and stock purchase plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of shareholders, e.g., all such plans must specifically prohibit repricing.

5. The Manager generally votes with the recommendations of a company's board of directors on other matters relating to executive compensation, unless considered excessive.

6. The Manager will withhold voting for the entire board of directors if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended shareholders vote for an anti-takeover device which the Manager votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which the Manager votes against.

7. The Manager will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

8.    The Manager will vote for proposals to effect stock splits.

9.    The Manager will vote for proposals authorizing share repurchase programs.

10. The Manager will vote against authorization to transact unidentified business at the meeting.

11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

12. Proposals to amend a company's charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

13. The Manager will vote against all proposals where the company did not provide adequate information to make a decision.

14. The Manager abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

                          MANAGEMENT OF THE CORPORATION

The Manager

The Manager, subject to the control of the Corporation's Board of Directors, manages the investments of the assets of the Corporation and administers its business and other affairs pursuant to a management agreement (the "Management Agreement"). The Manager also serves as investment manager to twenty-two other US registered investment companies which, together with the Corporation, make up the "Seligman Group of Funds." There are no other management-related service contracts under which services are provided to the Corporation. No person or persons, other than the Directors, officers or employees of the Manager and the Corporation regularly advise the Corporation with respect to its investments.

The Manager is a successor firm to an investment banking business founded in 1864 which has provided investment services to individuals, families, institutions and corporations. Mr. William C. Morris, Chairman of the Manager and Chairman of the Board of Directors and Chairman of the Corporation, owns a majority of the outstanding voting securities of the Manager and is a controlling person of the Manager.

The Corporation pays the Manager a management fee for its services, calculated daily and payable monthly, equal to a percentage of the daily net assets of the Corporation. The method for determining this percentage, referred to as the management fee rate, is set forth in the Prospectus. For the years ended December 31, 2003, 2002 and 2001, the management fee amounted to $8,651,000, $9,895,235 and $12,508,900, respectively, which was equivalent to an annual rate of 0.41%, 0.41% and 0.40%, respectively, of the average daily net assets of the Corporation.

As part of its services to the Corporation, the Manager provides the Corporation with such office space, administrative and other services and executive and other personnel as are necessary for the operations of the Corporation. The Manager also provides senior management for Seligman Data Corp., a wholly-owned subsidiary of the Corporation and certain of the other investment companies in the Seligman Group of Funds. The Manager pays all of the compensation of the Directors of the Corporation who are employees or consultants of the Manager and its affiliates, of the officers and employees of the Corporation and of certain executive officers of Seligman Data Corp.

At the November 20, 2003 Board of Directors meeting, the Board unanimously approved the continuance of the Management Agreement. In preparation for the meeting, the Board requested and reviewed a wide variety of materials from the Manager, including extensive performance and expense information for other investment companies compiled by third parties, and the Independent Directors conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Management Agreement, the Board considered many factors, including, but not limited to: (1) comparative performance information versus other similar investment companies and indices;
(2) the nature and quality of investment services and administrative services rendered by the Manager; (3) payments received by the Manager from all sources involving both the Corporation and all other Seligman investment companies; (4) the costs borne by, and profitability of, the Manager and its affiliates in providing services of all types to the Corporation and to all other Seligman investment companies; (5) comparative fee and expense data versus other similar investment companies; (6) the Manager's policies and practices regarding allocation of portfolio transactions and soft dollars; (7) portfolio turnover of the Corporation compared to other similar investment companies; (8) the Manager's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; and (9) fall-out benefits which the Manager and its affiliates receive from managing the Corporation. In its deliberations, the Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the overall arrangements between the Corporation and the Manager, as reflected under the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Director) considered relevant in the exercise of its (or such Director's) reasonable judgment.

Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

Portfolio Performance. The Board of Directors considered the performance of the Corporation as compared to the performance of other comparable closed-end funds and as compared to appropriate securities indices. Directors also considered the nature and quality of the investment advice rendered by the Manager. In addition to the information received by the Directors in connection with the November 20, 2003 Board of Directors meeting, the Board receives detailed information related to performance of the Corporation at each Board meeting during the year.

Expenses of the Corporation. The Board also considered the management fee rate paid by the Corporation to the Manager and the other expenses of the Corporation, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.

Costs of Providing Service and Profitability. The Directors reviewed information concerning profitability of the Manager's investment advisory and investment company activities and its financial condition based on results for 2002 and 2003 (through September 30) and estimates for full-year 2003. The information considered by the Board of Directors included operating profit margin information for the Manager's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Directors also reviewed profitability data and estimated profitability data for each of the Seligman investment companies. The Board of Directors reviewed certain assumptions and methods of allocation used by the Manager in preparing fund-specific profitability data. While the Manager believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager's where each of the advisory products draws on, and benefits from, the pooled research of the organization.

             HOLDINGS OF PREFERRED STOCK, COMMON STOCK AND WARRANTS

As of March 31, 2004, holders of record of Preferred Stock totaled 373; holders of record of Common Stock totaled 34,325; and holders of record of Warrants totaled 101.

Control Persons

As of March 23, 2004, there was no person or persons who controlled the Corporation, either through a significant ownership of shares or any other means of control.

Principal Holders

As of March 23, 2004, the principal holders of 5% or more of the outstanding equity securities of the Corporation are as follows:

                                                                                                        Percentage
                                                                                                            of
                            Name and Address                                         Security           Shares Held
                            ----------------                                         --------           -----------
      Cede & Co., Depository Trust/Central Delivery, 55 Water Street,              Common Stock            41.23%
      New York, NY 10041

      Tri-Continental Corporation - Investment Plan UBS Warburg                    Common Stock             8.82%
      Repurchase Program, Attn: Treasurers Dept., 100 Park Avenue,
      New York, NY 10017

      Tri-Continental Corporation - Investment Plan Account, Attn:                 Common Stock             8.25%
      Treasurers Dept., 100 Park Avenue, New York, NY 10017

      Cede & Co., Depository Trust/Central Delivery, 55 Water Street,             Preferred Stock          83.81%
      New York, NY 10041

      Cede & Co., Depository Trust/Central Delivery, 55 Water Street,                Warrants              52.62%
      New York, NY 10041

      Dwight Goldthrope, PO Box 2778, Palm Beach, FL 33480                           Warrants              11.67%

      Gerald William Ashfield, Wilmhurst Fletching, Fletching NR                     Warrants              5.83%
      Uckfiled, East Sussex TN22 3YB United Kingdom

Management Ownership

As of March 23, 2004, all Directors and officers of the Corporation, as a group, owned less than 1% of the Corporation's Common Stock. As of the same date, no Directors or officers owned any of the Corporation's Preferred Stock or Warrants.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Selection and Brokerage Transactions

The Manager selects broker-dealers with the goal of obtaining "best execution". The Manager will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to the Manager in connection with its services to clients other than the Corporation. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, the Manager offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with the Manager or its affiliates to distribute shares of the investment companies or other investment products offered by the Manager. The Manager ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, the Manager determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

The Manager monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the Seligman Funds in light of current market conditions, statistical studies and other available information.

In over-the-counter markets, the Corporation deals with primary market makers unless a more favorable execution or price is believed to be obtainable. The Corporation may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

When two or more of the investment companies of the Seligman Group of Funds or other investment advisory clients of the Manager desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by the Manager in a manner believed to be equitable. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

Commission

Total brokerage commissions (not including any spreads on principal transactions on a net basis) paid by the Corporation during the years ended December 31, 2003, 2002 and 2001, were $8,763,817, $8,675,607 and $8,798,853, respectively.

Regular Broker-Dealers

During the year ended December 31, 2003, the Corporation acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents. The Corporation held securities of Citigroup, Inc., the parent company of Salomon Smith Barney, with an aggregate value of $82,723,324; held securities of Morgan Stanley Dean Witter, with an aggregate value of $23,794,408; held securities of Merrill Lynch & Co. Incorporated, the parent company of Merrill Lynch, Pierce Fenner & Smith, Incorporated, with an aggregate value of $44,708,895;

held securities of Goldman Sachs Group, with an aggregate value of $40,370,697; and held securities of Bank of America Corporation, with an aggregate value of $16,771,264 as of December 31, 2003.

                              FINANCIAL STATEMENTS

The Corporation's financial statements for the year ended December 31, 2003 are incorporated into this SAI by reference to the 2003 Annual Report to Stockholders of the Corporation, filed with the SEC pursuant to Section 30(b) of the 1940 Act and the rules and regulations thereunder. The 2003 Annual Report contains schedules of the Corporation's portfolio investments as of December 31, 2003 and certain other financial information as of this date. The Corporation will furnish, without charge, a copy of such Annual Report to any person who requests a copy of the SAI.

The financial information of the Corporation included in the Prospectus under the caption "Financial Highlights" and the financial statements that are incorporated by reference in this SAI have been so included or incorporated by reference in reliance on the reports of Deloitte & Touche LLP given upon their authority as experts in auditing and accounting.

   CUSTODIAN, STOCKHOLDER SERVICE AGENT AND DIVIDEND PAYING AGENT AND EXPERTS

Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for the Corporation. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for the Corporation.

Stockholder Service Agent and Dividend Paying Agent. Seligman Data Corp., a wholly-owned subsidiary of the Corporation, and certain other investment companies of the Seligman Group of Funds, acts as the stockholder service agent and dividend paying agent and performs, at cost, certain recordkeeping functions for the Corporation, maintains the records of stockholder accounts and furnishes dividend paying, redemption and related services.

Independent Auditors. Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, serves as the independent auditors for the Corporation and in such capacity audits the Corporation's annual financial statements and financial highlights.

  INDEPENDENT AUDITORS' REPORT ON FINANCIAL HIGHLIGHTS -- SENIOR SECURITIES --
                        $2.50 CUMULATIVE PREFERRED STOCK

To the Board of Directors and Security Holders of
      Tri-Continental Corporation:

We have previously audited, in accordance with auditing standards generally accepted in the United States of America, the statements of assets and liabilities, including the portfolios of investments, and the statements of capital stock and surplus of Tri-Continental Corporation as of December 31 for each of the ten years in the period ended December 31, 2003 and the related statements of operations and of changes in net investment assets, and the financial highlights for each of the years then ended (none of which are presented herein); and we expressed unqualified opinions on those financial statements.

In our opinion, the information appearing on page 8 of the Prospectus, under the caption "Senior Securities-$2.50 Cumulative Preferred Stock", for each of the ten years in the period ended December 31, 2003 is fairly stated, in all material respects, in relation to the financial statements from which it has been derived.


DELOITTE & TOUCHE LLP
New York, New York
February 18, 2004